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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  July 26, 2001





                           Galileo International, Inc.

             (Exact Name of Registrant as Specified in its Charter)



          Delaware                       1-13153                 36-4156005

(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



9700 West Higgins Road, Suite 400, Rosemont, Illinois               60018

      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (847) 518-4000

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On July 26, 2001, Travel Portal, Inc. ("Travel Portal"), an affiliate of Cendant Corporation, and Galileo International, Inc. ("Galileo") issued a joint press release announcing an agreement relating to the provision of services by Galileo's subsidiary, TRIP.com, to Travel Portal. That press release is filed with the SEC and incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

Number            Description

99.1 Press release, dated July 26, 2001. (previously filed on July 26, 2001 under Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 26, 2001

                                       GALILEO INTERNATIONAL, INC.




                                       By: /s/ Anthony C. Swanagan
                                           -------------------------------------
                                           Name:   Anthony C. Swanagan
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary

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                                 EXHIBIT INDEX


Number         Description
------         -----------

99.1 Press release, dated July 26, 2001. (previously filed on July 26, 2001 under Rule 425 of the Securities Act of 1933, as amended, and incorporated by reference).